Exhibit 10.12

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telepphone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.

3375 Koapaka Street,

Suite G350,

Honolulu, Hawaii 96819,

USA

Date:

AMENDMENT ONE TO SIDE LETTER AGREEMENT NUMBER ONE TO GENERAL TERMS AGREEMENT REFERENCE DEG 5327

Reference is made to Side Letter Agreement Number One to the General Terms Agreement reference DEG5327 dated October 27, 2008 (“SLA1”) between Rolls-Royce plc (“Rolls-Royce”) and Hawaiian Airlines, Inc. (“Hawaiian”).

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As WITNESS WHEREOF the Parties have caused this Amendment to be signed on their behalf by the hands of their duly authorised officers the day and year first before written.

Signed for and on behalf of:	Signed for and on behalf of:

HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE plc

By	By:

Printed	Printed

Title:	Title:

Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE TOTALCARE SERVICES LIMITED

By	By:

Printed	Printed

Title:	Title: